January 22, 2025 Q4 2024 – Supplemental Information 1 Exhibit 99.2

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the current views of BankUnited, Inc. (“BankUnited,” “BKU” or the “Company”) with respect to, among other things, future events and financial performance. The Company generally identifies forward-looking statements by terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “could,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” "forecasts" or the negative version of those words or other comparable words. Any forward-looking statements contained in this presentation are based on the historical performance of the Company and its subsidiaries or on the Company’s current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by the Company that the future plans, estimates or expectations contemplated by the Company will be achieved. Such forward-looking statements are subject to various risks and uncertainties and assumptions, including (without limitation) those relating to the Company’s operations, financial results, financial condition, business prospects, growth strategy and liquidity, including as impacted by external circumstances outside the Company's direct control, such as but not limited to adverse events or conditions impacting the financial services industry. If one or more of these or other risks or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, the Company’s actual results may vary materially from those indicated in these statements. These factors should not be construed as exhaustive. The Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. Information on these factors can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K, which are available at the SEC’s website (www.sec.gov). 2

Quarterly Highlights 3

Improve Asset Mix Improve Funding Profile 2 Maintain Robust Liquidity and Capital Net Interest Margin Near-term Strategic Priorities Scorecard 5 3 4 1 • For the quarter ended December 31, 2024: ◦ Average NIDDA grew by $173 million, $648 million compared to Q4 2023 • For the year ended December 31, 2024: ◦ Non-brokered deposits grew by $1.4 billion ◦ NIDDA grew by 11% or $781 million; 27% of total deposits ◦ Wholesale funding down $2.3 billion • For the year ended December 31, 2024: ◦ Core C&I and CRE loans grew by $470 million ◦ Lower yielding and non-core resi, franchise, equipment and municipal finance declined an aggregate $959 million • For the quarter ended December 31, 2024: ◦ NIM expanded by 0.06% to 2.84% from 2.78% ◦ Cost of deposits declined to 2.72% from 3.06%, down 0.34% • For the year ended December 31, 2024: ◦ NIM improved to 2.73% for the full year from 2.56% for 2023 • CET 1 ratio 12.0%; TCE/TA 7.8% • Same day available liquidity $15.5 billion • Available liquidity 150% of uninsured, uncollateralized deposits; 63% of deposits insured or collateralized. Manage credit • ACL/Loans 0.92%; commercial ACL 1.37% • Net charge-off rate for the year 0.16% • NPA ratio excluding guaranteed SBA loans 0.63% • Criticized/classified loans declined $75 million for the quarter 4

Highlights from Fourth Quarter Earnings

BankUnited

($ in millions, except per share data)	Q4'24	Q3'24	Q4'23	Change From Q3'24	Change From Q4'23	Key Highlights
Net Interest Income	$239	$234	$217	$5	$22	10% growth in net interest income over Q4 one year ago
Provision for Credit Losses	$11	$9	$19	$2	($8)	
Total Non-interest Income	$25	$23	$17	$2	$8	Q4 2023 included $10mm loss on investment securities
Total Non-interest Expense	$160	$165	$191	($5)	($31)	Q4 2023 included $35.4 million FDIC special assessment
Net Income	$69	$61	$21	$8	$48	FDIC special assessment reduced Q4 and YTD 2023 net income by $26.2 million
EPS	$0.91	$0.81	$0.27	$0.10	$0.64	FDIC special assessment impacted Q4'23 EPS by $0.35
Period-end Core C&I and CRE loans	$15,197	$15,013	$14,727	$185	$470	
Period-end Loans	$24,298	$24,399	$24,634	($101)	($336)	impacted by strategic runoff of resi and non-core segments
Non-interest DDA as a percentage of total deposits	27%	27%	26%	—%	1%	
Non-interest DDA	$7,616	$7,635	$6,835	($19)	$781	11% YoY increase
Period-end Deposits	$27,866	$27,856	$26,538	$9	$1,328	
Loans to Deposits	87.2%	87.6%	92.8%	(0.4%)	(5.6%)	
CET1	12.0%	11.8%	11.4%	0.2%	0.6%	
Total Capital	14.1%	13.9%	13.4%	0.2%	0.7%	
Yield on Loans	5.60%	5.87%	5.69%	(0.27%)	(0.09%)	
Yield on Securities	5.31%	5.62%	5.73%	(0.31%)	(0.42%)	
Cost of Deposits	2.72%	3.06%	2.96%	(0.34%)	(0.24%)	
Net Interest Margin	2.84%	2.78%	2.60%	0.06%	0.24%	
Non-performing Assets to Total Assets[1]	0.73%	0.64%	0.37%	0.09%	0.36%	
Allowance for Credit Losses to Total Loans	0.92%	0.94%	0.82%	(0.02%)	0.10%	
Commercial Allowance for Credit Losses to Total Commercial Loans[3]	1.37%	1.41%	1.29%	(0.04)%	0.08%	
Net Charge-offs to Average Loans[2]	0.16%	0.12%	0.09%	0.04%	0.07%	

1. Includes guaranteed portion of non-accrual SBA loans.
2. Annualized for the nine months ended September 30, 2024; ratios for December 31, 2024 and 2023 are annual net charge-off rates.
3. For purposes of this ratio, commercial loans includes the core C&I and CRE sub-segments as well as franchise and equipment finance. Due to their unique risk profiles, MWL and municipal finance are excluded from this ratio.

5

Key Profitability Metrics Steadily Improving 6 Q4’2023 Q1’2024 Q2’2024 Q3’2024 Q4’2024 EPS, as reported $ 0.27 $ 0.64 $ 0.72 $ 0.81 $ 0.91 EPS, adjusted(2) $ 0.62 Net interest margin(1) 2.60% 2.57% 2.72% 2.78% 2.84 % Return on average assets, as reported(1) 0.23% 0.54% 0.61% 0.69% 0.78 % Return on average assets, adjusted(1)(2) 0.52 % Return on average stockholders’ equity, as reported(1) 3.2% 7.3% 8.0% 8.8% 9.7 % Return on average stockholders’ equity, adjusted(1)(2) 7.3% 1. Annualized. 2. Adjusted to exclude the impact of the FDIC special assessment of $35.4 million, pre-tax, for the three months ended December 31, 2023. Adjusted EPS, adjusted return on average assets and adjusted return on average stockholders’ equity are non-GAAP financial measures. See section entitled “Non-GAAP Financial Measures” on page 29.

Deposits 7

Deposit Trends ($ in millions) $7,347 $4,807 $3,384 $4,268 $5,164 $4,724 $4,301 $10,622 $12,660 $13,369 $13,061 $11,136 $10,325 $11,056 $2,131 $3,020 $3,709 $2,142 $3,403 $5,172 $4,893 $4,295 $7,009 $8,976 $8,038 $6,835 $7,635 $7,616 $24,395 $27,496 $29,438 $27,509 $26,538 $27,856 $27,866 Non-interest Demand Interest Demand Money Market / Savings Time 12/31/19 12/31/20 12/31/21 12/31/22 12/31/23 09/30/24 12/31/24 Quarterly Cost of Deposits 1.48% 0.43% 0.19% 1.42% 2.96% 3.06% 2.72% Non-interest bearing as a % of Total Deposits 17.6% 25.5% 30.5% 29.2% 25.8% 27.4% 27.3% 8

Cost of Funds Trend 9 1.42% 0.36% 0.16% 1.92% 3.18% 2.93% 2.63%1.75% 0.25% 0.25% 4.50% 5.50% 5.00% 4.50% Spot APY - Total Deposits Target Federal Funds Rate Upper Bound 12/31/19 12/31/20 12/31/21 12/31/22 12/31/23 09/30/24 12/31/24 (1.00)% —% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% Spot Average Annual Percentage Yield (“APY”) At December 31, 2019 At December 31, 2020 At December 31, 2021 At December 31, 2022 At December 31, 2023 At September 30, 2024 At December 31, 2024 Total non-maturity deposits 1.11% 0.29% 0.14% 1.83% 2.87% 2.61% 2.37% Total interest-bearing deposits 1.71% 0.48% 0.23% 2.66% 4.20% 4.01% 3.58% Total deposits 1.42% 0.36% 0.16% 1.92% 3.18% 2.93% 2.63% Spread Between Fed Funds Upper Bound and Spot APY of Total Deposits

Loans and the Allowance for Credit Losses 10

11 Prudently Underwritten and Well-Diversified Loan Portfolio At December 31, 2024 ($ in millions) Loan Portfolio Over Time $5,661 $6,348 $8,368 $8,901 $8,209 $7,787 $7,581 $7,493 $6,896 $5,702 $5,700 $5,819 $5,987 $6,214 $6,718 $6,448 $6,735 $8,305 $8,907 $9,025 $8,982 $768 $1,259 $1,092 $525 $433 $572 $586 $2,515 $2,915 $1,868 $1,455 $1,266 $1,028 $935$23,155 $23,866 $23,765 $24,886 $24,634 $24,399 $24,298 Other (1) Mortgage Warehouse Lending C&I CRE Residential 12/31/19 12/31/20 12/31/21 12/31/22 12/31/23 09/30/24 12/31/24 1. Includes Pinnacle municipal finance, franchise and equipment finance, and PPP.

High Quality CRE Portfolio At December 31, 2024 ($ in millions) Property Type Balance % of Total CRE FL NY Tri State Other Wtd. Avg. DSCR Wtd. Avg. LTV Office $ 1,769 28% 57% 23% 20% 1.57 65.2 % Warehouse/Industrial 1,375 22% 54% 8% 38% 1.83 47.2 % Multifamily 838 13% 51% 49% — % 2.01 50.1 % Retail 1,098 19% 49% 29% 22% 1.73 57.3 % Hotel 483 8% 79% 9% 12% 1.84 44.7 % Construction and Land 562 9% 36% 47% 17 % NA NA Other 89 1% 74% 11% 15% 1.93 46.9% $ 6,214 100% 54% 25% 21% 1.76 55.0% 12 Florida NY Tri State Property Type Wtd. Avg. DSCR Wtd. Avg. LTV Wtd. Avg. DSCR Wtd. Avg. LTV Office 1.56 65.0% 1.66 59.9 % Warehouse/Industrial 1.95 45.7% 1.90 35.1 % Multifamily 2.56 45.4% 1.43 55.0 % Retail 1.95 55.5% 1.44 58.3 % Hotel 1.85 44.7% 1.93 31.8 % Other 2.09 44.8% 1.22 63.7% 1.90 53.3% 1.56 55.3 % Construction and land includes $88 million of office exposure, $85 million in NY New York rent regulated multi-family exposure $116 million

Manageable CRE Maturity Risk At December 31, 2024 ($ in millions) Property Type Maturing in the Next 12 Months % Maturing in the Next 12 Months Fixed Rate or Swapped Maturing in the Next 12 Months Fixed Rate to Borrower Maturing in Next 12 mos. as a % of Total Portfolio Office $ 528 30% $ 277 16 % Warehouse/Industrial 205 15% 147 11 % Multifamily 190 23% 63 7 % Retail 189 17% 144 13 % Hotel 47 10% 39 8 % Construction and Land 221 39% — — % Other 13 14% 13 14% $ 1,393 22% $ 683 11% 13 Just 11% of total CRE portfolio fixed and maturing in the next 12 months Property Type 2025 2026 2027 2028 2029 Thereafter Total Office $ 528 $ 479 $ 299 $ 145 $ 270 $ 48 $ 1,769 Warehouse/Industrial 205 430 331 161 164 84 1,375 Multifamily 190 162 157 106 139 84 838 Retail 189 248 237 236 127 61 1,098 Hotel 47 240 31 56 55 54 483 Construction and Land 221 148 128 — 20 45 562 Other 13 27 20 1 12 16 89 $ 1,393 $ 1,734 $ 1,203 $ 705 $ 787 $ 392 $ 6,214 Maturity Distribution of CRE Loans

CRE Peer Benchmarking 14 35% 34% 26% Peer Median Peer Mean BankUnited, N.A —% 5% 10% 15% 20% 25% 30% 35% 40% 222% 209% 169% —% 50% 100% 150% 200% 250% 1. BKU information as of December 31, 2024 2. CRE peer median information based on September 30, 2024 Call Report data (most recent date available) for banks with total assets between $10 billion and $100 billion CRE / Total Loans(1)(2) CRE / Total Risk Based Capital(1)(2)

CRE Office Portfolio - Additional Information At December 31, 2024 15 • 20% or $350 million of the total office portfolio is medical office • Rent rollover in next 12 months approximately 12% of the total office portfolio; 15% for FL and 9% in NY Tri State • Manhattan stabilized portfolio has approximately 95% occupancy and rent rollover in the next 12 months of 10% • The Florida portfolio is predominantly suburban 41% 21% 21% 12% 4% 1% Manhattan NY Tri-State Other Long Island Queens Brooklyn Bronx 29% 22%21% 9% 10% 9% Tampa Orlando Boca/Palm Beach Broward Miami-Dade Other NY Tri-State by Sub-Market Florida by Sub-Market

Granular, Diversified Commercial & Industrial Portfolio At December 31, 2024 ($ in millions) Industry Balance(1) % of Portfolio Finance and Insurance $ 1,532 17.1 % Manufacturing 855 9.5 % Utilities 708 7.9 % Health Care and Social Assistance 705 7.8 % Educational Services 680 7.6 % Wholesale Trade 664 7.4 % Information 612 6.8 % Transportation and Warehousing 583 6.5 % Real Estate and Rental and Leasing 450 5.0 % Construction 433 4.8 % Professional, Scientific, and Technical Services 375 4.2 % Retail Trade 343 3.8 % Other Services (except Public Administration) 252 2.8 % Public Administration 238 2.7 % Arts, Entertainment, and Recreation 183 2.0 % Accommodation and Food Services 146 1.6 % Administrative and Support and Waste Management 143 1.6 % Other 81 0.9% $ 8,983 100.0% 161. Includes $1.9 billion of owner-occupied real estate Geographic Distribution Florida 33% New York Tri-State 33% Other 34%

$228.2 $8.7 $2.5 $(17.4) $0.1 $1.1 $223.2 Drivers of Change in the ACL - Current Quarter ($ in millions) Risk Rating Migration and Specific Reserves Economic Forecast Net Charge- Offs ACL 12/31/24 ACL 09/30/24 0.92%0.94%% of Total Loans 17 Change in Qualitative Overlay Portfolio and Other • Substantially all charge- offs for the quarter relate to three C&I loans • Current market adjustment • Scenario weighting • Changes to forward path of forecast • New loans net of repayments • Portfolio changes

Drivers of Change in the ACL - Year to Date ($ in millions) $202.7 $40.7 $(15.8) $(38.5) $9.6 $7.4 $17.1 $223.2 Risk Rating Migration and Specific Reserves Economic Forecast Net Charge- Offs Change in Qualitative Overlay ACL 12/31/24 ACL 12/31/23 0.92%0.82%% of Total Loans 18 • Current market adjustment • Changes to forward path of economic forecast • Changes in scenario weighting Portfolio and Other Assumption Changes • New loans net of repayments • Portfolio changes • CRE office • Economic uncertainty

Allocation of the ACL
($ in millions)

BankUnited

	December 31, 2023		September 30, 2024		December 31, 2024	
	Balance	% of Loans	Balance	% of Loans	Balance	% of Loans
Commerical:						
Commercial real estate	$ 41.3	0.71 %	$ 61.3	1.02 %	$ 70.5	1.13 %
Commercial and industrial	142.4	1.60 %	151.4	1.68 %	138.0	1.54 %
Franchise and equipment finance	10.9	2.85 %	3.3	1.20 %	2.3	1.12 %
Total commercial	194.6	1.29 %	216.0	1.41 %	210.8	1.37 %
Pinnacle - municipal finance	0.2	0.03 %	0.2	0.03 %	0.1	0.02 %
Residential and mortgage warehouse lending	7.9	0.09 %	12.0	0.14 %	12.3	0.15 %
Allowance for credit losses	**$ 202.7**	**0.82 %**	**$ 228.2**	**0.94 %**	**$ 223.2**	**0.92 %**

Office Portfolio ACL: 2.30% at December 31, 2024 compared to 1.18% at December 31, 2023.

Asset Quality Ratios	December 31, 2023	September 30, 2024	December 31, 2024
Non-performing loans to total loans(1)	0.52 %	0.92 %	1.03 %
Non-performing loans, excluding the guaranteed portion of non-accrual SBA loans, to total loans	0.35 %	0.78 %	0.89 %
Non-performing assets to total assets(1)	0.37 %	0.64 %	0.73 %
Non-performing assets, excluding the guaranteed portion of non-accrual SBA loans, to total assets	0.25 %	0.54 %	0.63 %
Allowance for credit losses to non-performing loans(1)	159.54 %	101.68 %	89.01 %
Net charge-offs to average loans(2)	0.09 %	0.12 %	0.16 %

1. Non-performing loans and assets include the guaranteed portion of non-accrual SBA loans totaling $34.3 million, $35.1 million and $41.8 million at December 31, 2024, September 30, 2024 and December 31, 2023, respectively.
2. Annualized for the nine months ended September 30, 2024; ratios for December 31, 2024 and 2023 are annual net charge-off rates.

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Asset Quality Metrics 20 Non-Performing Loans to Total Loans Non-Performing Assets to Total Assets Net Charge-offs to Average Loans(1) 0.88% 1.02% 0.87% 0.42% 0.52% 0.92% 1.03% 0.68% 0.80% 0.68% 0.26% 0.35% 0.78% 0.89% Incl. guaranteed portion of non-accrual SBA loans Excl. guaranteed portion of non-accrual SBA loans 12/31/19 12/31/20 12/31/21 12/31/22 12/31/23 09/30/24 12/31/24 —% 0.25% 0.50% 0.75% 1.00% 1.25% 0.63% 0.71% 0.58% 0.29% 0.37% 0.64% 0.73% 0.49% 0.56% 0.45% 0.18% 0.25% 0.54% 0.63% Incl. guaranteed portion of non-accrual SBA loans Excl. guaranteed portion of non-accrual SBA loans 12/31/19 12/31/20 12/31/21 12/31/22 12/31/23 09/30/24 12/31/24 —% 0.25% 0.50% 0.75% 1.00% 1.25% 0.05% 0.26% 0.29% 0.22% 0.09% 0.12% 0.16% 12/31/19 12/31/20 12/31/21 12/31/22 12/31/23 09/30/24 12/31/24 —% 0.20% 0.40% 0.60% 1. Annualized for the nine months ended September 30, 2024; ratios for December 31, 2024 and 2023 are annual net charge-off rates. • Increase in NPAs in Q4 2024 primarily related to one CRE office loan

Non-Performing Loans by Portfolio Segment ($ in millions) 21 $205 $244 $206 $105 $127 $224 $251 $19 $29 $29 $21 $21 $21 $24 $24 $60 $30 $61 $86 $65 $43 $58 $22 $34 $87 $97 $35 $45 $33 $13 $24 $16 $6 $46 $51 $46 $40 $42 $35 $34 $16 $16 $10 $9 $6 $4 $4 Non-Guaranteed Portion of SBA Guaranteed Portion of SBA Franchise and Equipment C&I CRE Residential and Other Consumer 12/31/19 12/31/20 12/31/21 12/31/22 12/31/23 09/30/24 12/31/24

Criticized and Classified Loans ($ in millions) 22 Commercial Real Estate(1) Commercial(1)(2) Special Mention Substandard Accruing Substandard Non-accruing and Doubtful 12/31/19 12/31/20 12/31/21 12/31/22 12/31/23 09/30/24 12/31/24 $— $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 12/31/19 12/31/20 12/31/21 12/31/22 12/31/23 09/30/24 12/31/24 $— $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 1. Excludes SBA 2. Includes C&I, Pinnacle, franchise and equipment finance, and MWL

Criticized and Classified CRE Loans by Property Type ($ in millions) 23 September 30, 2024 $138 $18 $29 $96 $380 $125 $3 $14 $116 $55 $89 $146 $77 $3 $16 December 31, 2023 $138 $17 $47 $101 $340 $128 $3 $14 Multifamily Hotel Industrial/ Warehouse Retail Office Construction & Land Other SBA December 31, 2024 Construction and land category includes $85 million of office exposure at 12/31/2024

Asset Quality - Delinquencies ($ in millions) 24 Commercial(1) CRE 12/31/19 12/31/20 12/31/21 12/31/22 12/31/23 09/30/24 12/31/24 $— $20 $40 $60 $80 $100 Residential(2) 12/31/19 12/31/20 12/31/21 12/31/22 12/31/23 09/30/24 12/31/24 $— $20 $40 $60 $80 $100 30-59 Days PD 60-89 Days PD 90 Days+ PD 12/31/19 12/31/20 12/31/21 12/31/22 12/31/23 09/30/24 12/31/24 $— $20 $40 $60 $80 $100 1. Includes C&I, Pinnacle, franchise finance and equipment finance 2. Excludes government insured residential loans

Residential Portfolio Overview At December 31, 2024 25 Residential Loan Product Type FICO Distribution(1) Breakdown by LTV(1) 1. Excludes government insured residential loans. FICOs are refreshed routinely. LTVs are typically based on valuation at origination Prior 21% 2020 12% 2021 42% 2022 16% 2023 5% 2024 4% >759 76% 720-759 14% <720 or NA 10% Breakdown by Vintage(1) 30 Yr Fixed 34% 15 & 20 Year Fixed 12% 10/1 ARM 12% 5/1 & 7/1 ARM 27% Formerly Covered 1% Govt Insured 14% High quality residential portfolio consists primarily of high FICO, low LTV, prime jumbo mortgages with de-minimis charge-offs since inception as well as government insured loans 60% or less 33% 61% - 70% 25% 71% - 80% 40% More than 80% 2%

Investment Portfolio 26

High Quality, Short-Duration Securities Portfolio ($ in millions) December 31, 2023 September 30, 2024 December 31, 2024 Portfolio Net Unrealized Loss Fair Value Net Unrealized Gain/(Loss) Fair Value Net Unrealized Gain/(Loss) Fair Value US Government and Agency $ (115) $ 2,656 $ (68) $ 3,162 $ (99) $ 3,421 Private label RMBS and CMOs (301) 2,296 (216) 2,296 (253) 2,238 Private label CMBS (84) 2,199 (42) 2,004 (39) 1,784 Single family real estate-backed securities (18) 366 (6) 346 (8) 327 CLOs (10) 1,113 2 1,070 2 1,133 Other (7) 205 (8) 203 (9) 198 $ (535) $ 8,835 $ (338) $ 9,081 $ (406) $ 9,101 Portfolio Composition US Government and Agency 38% Private label RMBS and CMOs 25% Private label CMBS 20% Single family real estate- backed securities 4% CLOs 12% Other 1% Rating Distribution GOV 38% AAA 52% AA 7% A 2% NR 1% • No expected credit losses on AFS securities • Unrealized losses just 4% of amortized cost • AFS portfolio duration of 1.85; approximately 69% of the portfolio floating rate • No HTM securities 27

High Quality, Short-Duration Securities Portfolio At December 31, 2024 Strong credit enhancement levels - no SASB(1) exposure Private Label RMBS Subordination Wtd. Avg. Stress Scenario LossRating Min Max Avg. AAA 3.0 92.5 17.9 2.2 AA 21.0 37.8 28.9 5.4 A 21.3 21.3 21.3 8.2 NR 20.0 24.7 21.5 12.7 Wtd. Avg. 4.5 87.4 18.6 2.6 Private Label CMBS Subordination Wtd. Avg. Stress Scenario LossRating Min Max Avg. AAA 30.5 98.9 48.5 7.3 AA 33.1 75.3 45.3 7.6 A 27.6 60.2 39.2 10.0 Wtd. Avg. 30.8 94.3 47.7 7.4 CLOs Subordination Wtd. Avg. Stress Scenario LossRating Min Max Avg. AAA 39.1 80.4 46.8 15.8 AA 30.9 34.2 32.4 15.5 A 38.3 38.3 38.3 23.8 Wtd. Avg. 38.1 74.2 44.9 15.9 AAA 92% AA 5% A 1% NR 2% AAA 83% AA 13% A 4% AAA 86% AA 12% A 2% 281. Single-asset, single-borrower

Non-GAAP Financial Measures 29

Non-GAAP Financial Measures 30 Net income and earnings per diluted share, excluding the impact of the FDIC special assessment are non-GAAP financial measures. Disclosure of these measures enhance the reader’s ability to compare the Company’s performance for the quarter ended December 31, 2023 to other periods presented. The following table reconciles these non-GAAP financial measurements to the comparable GAAP financial measurements of net income and earnings per diluted share for the period indicated (in thousands except share and per share data): Quarter ended December 31, 2023 Net income excluding the impact of the FDIC special assessment: Net Income (GAAP) $ 20,812 FDIC special assessment 35,356 Tax effect of adjustment (9,193) Net income excluding the impact of the FDIC special assessment (non-GAAP) $ 46,975 Diluted earnings per common share, excluding the impact of the FDIC special assessment Diluted earnings per common share (GAAP) $ 0.27 Impact on diluted earnings per common share of FDIC special assessment, before allocation to participating securities (non-GAAP) 0.36 Adjustment for earnings reallocated from participating securities (0.01) Diluted earnings per common share, excluding the impact of the FDIC special assessment (non-GAAP) $ 0.62 Impact on diluted earnings per common share of the FDIC special assessment, before allocation of participating securities: FDIC special assessment, net of tax $ 26,163 Weighted average shares for diluted earnings per share (GAAP) 73,456,593 Impact on diluted earnings per common share of the FDIC special assessment, before allocation of participating securities (non-GAAP) $ 0.36 Impact of diluted earnings per common share of the FDIC special assessment allocated to participating securities: FDIC special assessment, net of tax, allocated to participating securities $ (590) Weighted average shares for diluted earnings per share (GAAP) 73,456,593 Impact of diluted earnings per common share of the FDIC special assessment allocated to participating securities (non-GAAP) $ (0.01)

Non-GAAP Financial Measures 31 Return on average assets and return on average stockholders’ equity excluding the impact of the FDIC special assessment are non-GAAP financial measures. Disclosure of these measures enhance the reader’s ability to compare the Company’s performance for the quarter ended December 31, 2023 to other periods presented. The following table reconciles these non-GAAP financial measurements to the comparable GAAP financial measurement of return on average assets and return on average stockholders’ equity for the period indicated (in thousands): Quarter ended December 31, 2023 Net income excluding the impact of the FDIC special assessment: Net Income (GAAP) $ 20,812 FDIC special assessment 35,356 Tax effect of adjustment (9,193) Net income excluding the impact of the FDIC special assessment (non-GAAP) $ 46,975 Average assets $ 35,585,054 Return on average assets (GAAP) 0.23 % Return on average assets excluding impact of FDIC special assessment (non-GAAP) 0.52 % Average stockholders’ equity $ 2,568,960 Return on stockholders’ equity (GAAP) 3.2 % Return on stockholders’ equity excluding impact of FDIC special assessment (non-GAAP) 7.3%